UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 29, 2018 (October 25, 2018)

ClearOne, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33660	87-0398877
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5225 Wiley Post Way, Suite 500, Salt Lake City, Utah	84116
(Address of principal executive offices)	(Zip Code)

+1 (801) 975-7200

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).    Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On October 25, 2018, ClearOne, Inc. (the “Company”) completed its reincorporation from a Utah corporation to a Delaware corporation (the “Reincorporation”).  The Reincorporation was approved by shareholders of the Company at the Company’s annual meeting of Shareholders on October 25, 2018 (the “2018 Annual Meeting”). A copy of the Company’s Certificate of Incorporation as filed with the Delaware Department of State is attached hereto as Exhibit 3.1, and the Company’s newly adopted Bylaws as a Delaware corporation are attached hereto as Exhibit 3.2, and both such exhibits are incorporated herein by reference. A description of the changes in the rights of stockholders as a result of the change in the state of incorporation and the adoption of the Company’s Certificate of Incorporation and Bylaws can be found in the section of Company’s definitive proxy statement for the 2018 Annual Meeting captioned “PROPOSAL FOUR - Reincorporation of the Company from a Utah Corporation to a Delaware Corporation” filed with the Securities and Exchange Commission on September 21, 2018, which description is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders

On October 25, 2018, the Company held its 2018 Annual Meeting at which shareholders voted on the four proposals listed below. The final voting results with respect to each proposal are also set forth below. As of September 12, 2018, the record date for the meeting, there were 8,306,735 shares of common stock issued and outstanding.

1.	Election of Directors: All three directors were re-elected to serve terms expiring at the 2019 Annual Meeting of Shareholders of the Company.

Nominee	Votes For (1)	Votes withheld	Broker Non-votes
Zeynep Hakimoglu	4,132,662	541,747	2,120,224
Larry R. Hendricks	4,153,395	521,014	2,120,224
Eric L. Robinson	4,576,628	97,781	2,120,224

2.

Ratification of the appointment of Tanner, LLC as the Company’s independent public accountants for the fiscal year ending December 31, 2018: Shareholders ratified the appointment of Tanner, LLC as the Company’s independent public accountants.

Votes For (1)	Votes against	Votes abstained	Broker Non-votes
6,678,827	49,890	65,916	—

3.	Advisory vote on the compensation of the Company’s named executive officers: Shareholders approved the compensation of the Company’s named executive officers.

Votes For (1)	Votes against	Votes abstained	Broker Non-votes
4,485,757	172,320	16,332	2,120,224

4.	Approval of the reincorporation of the Company from a Utah corporation to a Delaware corporation: Shareholders approved the Reincorporation.

Votes For (1)	Votes against	Votes abstained	Broker Non-votes
4,303,899	365,171	5,339	2,120,224

Note (1) : Votes reported as adjusted pursuant to the provisions of Utah Control Shares Acquisitions Act, as approved by the Company’s shareholders on December 3, 2013.

 Item 9.01. Financial Statements and Exhibits

(d)  Exhibits

Exhibit Number	Exhibit Title
3.1	Certificate of Incorporation of ClearOne, Inc., as filed with the Secretary of the State of Delaware on October 25, 2018
3.2	Bylaws of ClearOne, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLEARONE, INC.

Date: October 29, 2018	By:	/s/ Zeynep Hakimoglu
Zeynep Hakimoglu
Chief Executive Officer (Principal Executive Officer)